2009 Third Quarter Earnings Call

November 13, 2009

Exhibit 99.2

Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements made in this presentation that relate to future events or the Company’s expectations, guidance, projections, estimates, intentions, goals, targets and strategies are forward-
looking statements.  You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information.  Because actual results may differ materially from those expressed or implied by the forward-looking statements, the
Company cautions you not to place undue reliance on these statements.  For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company’s forward-looking statements, please see “Management’s Discussion and
Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s current and future Annual Reports on Form 10-K and Quarterly
Reports on Form 10-Q.

ADJUSTED EBITDA STATEMENT

We refer to the term “Adjusted EBITDA” in various places throughout this presentation.  Adjusted EBITDA, or earnings (adjusted as described below) before interest, taxes, depreciation and amortization calculated on a pro forma basis as provided herein, is a material component of the significant covenants contained in our credit agreements and the indenture governing the notes and accordingly, is important to the Company’s liquidity and ability to borrow under its debt instruments.  Adjusted EBITDA is calculated similarly under both the credit agreements and the indenture by adding consolidated net income, income taxes, interest expense, depreciation and amortization and other non-cash expenses, income or loss attributable to discontinued operations, amounts payable pursuant to the management agreement with AEA Investors and the impairment charge for goodwill and other intangibles.  In addition, consolidated net income is adjusted to exclude certain items, including certain nonrecurring or unusual charges.  Please see the Company’s December 31, 2008 10-K, which contains a detailed description of our covenants and a thorough description of our use of Adjusted EBITDA, and the use of Adjusted EBITDA in connection with certain calculations under the covenants, under our credit agreements and indenture.

While the determination of appropriate adjustments in the calculation of Adjusted EBITDA is subject to interpretation under our debt agreements, management believes the adjustments are in accordance with the covenants in our credit agreements and indenture, as discussed above.  Adjusted EBITDA should not be considered in isolation or construed as an alternative to our net income or other measures as determined in accordance with GAAP.  In addition, other companies in our industry or across different industries may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.  In future SEC filings, we may be required to change our presentation of Adjusted EBITDA in order to comply with the SEC’s rules regarding the use of non-GAAP financial measures.  In addition, you are cautioned not to place undue reliance on Adjusted EBITDA.  For a reconciliation of Adjusted EBITDA to net income, please see the Appendix to this presentation.

About CPG International

Headquartered in Scranton, Pennsylvania, CPG International is a leading supplier of premium, low-maintenance building products designed to replace wood, metal and other materials in the residential, commercial and industrial markets.  With a focus on manufacturing excellence, proprietary technologies and quality, CPG has introduced products through distribution networks to sizable markets increasingly converting to low maintenance materials.  The Company has developed and acquired a number of branded products including AZEK® Trim, AZEK® Deck, AZEK®
Moulding, AZEK® Rail, AZEK® Porch, Comtec and Hiny Hiders® bathroom partition systems,and TuffTec™ locker systems.  For additional information on CPG please visit our web site at http:// www.cpgint.com.

Please note:

To access the conference call, please dial (866) 315-3365, and use conference ID code 38122726.  An encore presentation will be available for one week after the completion of the call.  In order to access the encore presentation, please dial (800) 642-1687 or (706) 645-9291, and use the conference ID code 38122726.

2009 Third Quarter Financial Highlights

Market Conditions:                        Housing starts down 32% from prior year Q3

                                                     Repair/remodel markets experiencing double digit declines

                                                                                                         Industrial and commercial markets deteriorated in Q3

Revenue:                                                       $78.4mm Q3 2009 vs. $90.9mm in Q3 2008, down 13.7%

AZEK Deck growth only partially offset decline in all other
product lines

Gross Margin:                                       35.8% Q3 2009 vs. 25.3% in Q3 2008

Material cost reductions and improved operating efficiencies offset lower production volumes

SG&A:                                                               $14.1mm Q3 2009 vs. $13.7mm in Q3 2008

Increased expenses primarily from marketing and product
development

Adjusted EBITDA:                           Up 20.6% to $20.0mm;

25.5% Adjusted EBITDA margin

Net Income/Loss:                            $6.0mm net income in Q3 2009, up from $0.6mm net
                                                                                           income in Q3 2008

Quarter Highlights

CPG INTERNATIONAL
Building Products. Better.

AZEK® Building Products

SCRANTON PRODUCTS
Worry-Free Brands. Your Every Need.™

VYCOM

AZEK® Trim

AZEK® Porch

AZEK® Moulding

AZEK® Rail

AZEK® Deck

COMTEC INDUSTRIES

HINY HIDERS® Santana Products

CAPITOL PARTITIONS INC.

TUFFTEC® LOCKERS

CELTEC

SANATEC

FLAMETEC

PLAYBOARD

SEABOARD

CORRTEC

CPG

Updated Segment Reporting

AZEK
Scranton Products
Vycom
$90.9
$44.9
$81.4
$62.4
$78.4
$22.3
$65.7
$21.4
$67.1
$33.0
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09

Volume
ASP
$1.51
$1.64
$1.40
$1.62
1.52
60.0
27.4
58.2
38.6
51.7
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09

Quarterly Revenue

Financial Overview

YOY $(12.5)

or (13.7)%

Revenue

($ in millions)

Volume & ASP

(lbs in millions)

Adjusted EBITDA
Margin
$16.5
$1.3
$21.0
$14.5
$20.0
18.2%
2.9%
25.8%
23.2%
25.5%
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09

Gross Margin
SG&A
25.3%
25.3%
34.4%
35.6%
35.8%
15.0%
11.0%
15.7%
22.6%
18.0%
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09

Quarterly Earnings

Financial Overview

Adjusted EBITDA

($ in millions)

Gross Margin and SG&A

(% of revenue)

YOY $3.5

or 20.6%

Reported Revenue
Pro Forma
$267.5
$7.1
$222.2
$260.4
$222.2
YTD '08
YTD '09

Reported EBITDA
Pro Forma
$55.5
$46.9
$1.7
$45.2
$55.5
YTD '08
YTD '09

Year to Date Performance

Financial Overview

Revenue / Pro Forma

($ in millions)

Pro Forma Adj. EBITDA

($ in millions)

YOY $8.6

or 18.3%

YOY $(45.3)

or (16.9)%

$1.1
$2.9
$0.6
$1.5
$2.0
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09

$8.4
$7.4
$7.3
$21.8
$17.0
$14.4
$6.3
2002
2003
2004
2005
2006
2007
2008
2009

Capital Expenditures

Financial Overview

YOY $0.9

or 81.8%

Quarter Cap Ex

($ in millions)

Historical Cap Ex

($ in millions)

$5-$8

Days
$37.2
$33.7
$31.4
$29.4
$27.6
50
77
53
67
50
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09

Days
$28.3
$17.4
$44.9
$32.6
$27.7
29
36
50
48
33
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09

% TTM Rev
$30.8
$31.9
$40.1
$34.9
$22.8
9.3%
10.5%
13.7%
12.5%
8.5%
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09

•

–

–

Working Capital Management

Tightly managing working capital

Reduced seasonality with soft
winter buy

Focused collections effort on AR

Financial Overview

YOY $(9.6)

or (25.8)%

Inventory and Inv Days(1)

($ in millions)

AR and AR Days(1)

($ in millions)

YOY ($0.6)

or (2.1)%

Inv/AR/Prepaid less AP/Accrued

($ in millions)

Footnote:

(1)

Based on trailing three months annualized

$285.5
$291.7
$296.1
$279.7
$264.5
4.9x
6.1x
6.0x
5.3x
4.7x
Net Debt
Net Debt/Adj.EBITDA
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09

Available Revolver
Cash
$58.1
$41.8
$55.0
$63.2
$71.0
Q3 '08
Q4 '08
Q1 '09
Q2 '09
Q3 '09

-
-
-

Liquidity Position

Financial Overview

Net Debt(1)& Net Debt/Adj. EBITDA(2)

($ in millions)

Liquidity

($ in millions)

Liquidity position at $71.0mm

Focused on liquidity management

Trailing Twelve Month September 30, 2009 Adjusted EBITDA of
$56.6mm

Footnotes:

(1)

Net debt defined as total debt and capital lease obligations less cash

(2)

Trailing twelve month adjusted EBITDA as defined in Credit Agreements

Low

High

$55mm

$60mm

2009 Guidance

2009 Adjusted EBITDA Guidance(1)

Downside:

Prolonged, deep recession

Residential repair & remodel activity

New home construction

Industrial markets

Commercial markets/tax revenue

Resin prices escalate

Increased competition

Upside:

Higher than anticipated economic
activity

Increased market penetration for
AZEK products

Lower material costs

Operational efficiencies

(1) In preparation of our Adjusted EBITDA, we used a basis similar to actual interest, depreciation, amortization and taxes reported in 2009.

APPENDIX

Net Income to Adjusted EBITDA Reconciliation

Appendix

Add:

Less:

Nine

Nine

Months

Months

Twelve Months

Year Ended

Ended

Ended

Ended

(Dollars in thousands)

December 31,

September

3

0

,

September

3

0

,

,

30,

September

3

0

,

200

8

200

9

200

8

200

9

Net

(loss

) income

$

(

4

8

,

354

)

$

(

9

75

)

$

(1

2

1

)

$

(

4

9

,

2

0

8

)

Interest expense, net

3

4

,9

05

23

,

722

26

,

4

7

4

3

2

,

1

53

Income tax

(benefit)

expense

(7

,0

95

)

2

85

    (

1

5

1

)

(

6

,

6

59

)

Depreciatio

n and amortization

2

1,

49

1

1

5

,

99

6

15

,

9

71

2

1

,

5

1

6

EBITDA

947

3

9

,

028

4

2

,

173

(

2

,

198

)

Impairment of goodwill and other intangibles

40,000

14

,

4

0

8

—

54

,

4

0

8

SFAS 141 inventory adjustment

1,505

—

—

1,505

Relocation and hiring costs

802

110

659

2

5

3

Composatron non

-

recurring charges

606

—

346

2

6

0

Management fee

and expenses

1,855

1

,345

                  1

,

4

6

7

1,7

33

Severance

costs

171

3

6

7

                     1

6

5

3

7

3

Settlement charges

26

—

                       26

—

Non

-

cash compensation charge

118

5

0

103

65

Sale of fixed assets

—

1

43

—

1

43

Registration expenses

rela

ted to Notes

309

26

2

38

97

Adjusted EBITDA

$

46,339

$

5

5

,

4

77

$

45

,

177

$

5

6

,

639

CPG INTERNATIONAL
Building Products. Better.

(lbs in thousands)	Q1 2009	Q2 2009	Q3 2009	YTD
AZEK Building Products	44,938	23,433	36,171	104,542
Scranton Products	6,581	8,121	6,977	21,679
Vycom Industrial	6,662	7,047	8,533	22,242
Total	58,181	38,601	51,681	148,463

(lbs in thousands)	Q1 2008	Q2 2008	Q3 2008	YTD
AZEK Building Products	54,617	31,371	42,251	128,239
Scranton Products	6,702	9,001	8,828	24,531
Vycom Industrial	10,070	9,926	8,914	28,910
Total	71,389	50,298	59,993	181,680

	% Change to prior year			
	Q1 2009	Q2 2009	Q3 2009	YTD
AZEK Building Products	-17.7%	-25.3%	-14.4%	-18.5%
Scranton Products	-1.8%	-9.8%	-21.0%	-11.6%
Vycom Industrial	-33.8%	-29.0%	-4.3%	-23.1%
Total	-18.5%	-23.3%	-13.9%	-18.3%

Quarterly Volume Information

Appendix

CPG INTERNATIONAL
Building Products. Better.

CPG INTERNATIONAL
Building Products. Better.

AZEK® Building Products

SCRANTON PRODUCTS™
Worry-Free Brands. Your Every Need.™

VYCOM

AZEK® Trim
AZEK® Moulding
AZEK® Deck
AZEK® Porch
AZEK® Rail

COMTEC INDUSTRIES

HINY HIDERS®
Santana Products

CAPITOL PARTITIONS INC.

TUFFTEC® LOCKERS

CELTEC
SANATEC
FLAMETEC
PLAYBOARD
SEABOARD
CORRTEC

CPG